                                                                    Exhibit 10.2

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of January 11, 2001, is entered into by and among:

              (1) CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Borrower");

              (2) LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Lender");

              (3) Each of the certificateholders listed in Schedule I attached hereto (collectively, the "Certificateholders") comprising all of the holders of Certificates as defined in that certain Trust and Servicing Agreement dated as of November 11, 1998, by and among Prudential Mortgage Capital Company I, LLC, as Depositor, The Prudential Insurance Company of America, as Servicer, ABN AMRO Bank N.V., as Fiscal Agent, and LaSalle National Bank, as Trustee (the "Trust and Servicing Agreement"); and

              (4) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as servicer under the Trust and Servicing Agreement (in such capacity, "Servicer").

                                    RECITALS

         A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Borrower and Prudential Mortgage Capital Company, Inc., a Delaware corporation ("Prudential"), predecessor-in-interest to Lender (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00).

         B. Prudential assigned all of its right, title and interest under the Loan to Prudential Mortgage Capital Company I, LLC, which in turn assigned all of its right, title and interest under the Loan to Lender in accordance with the terms and provisions of the Trust and Servicing Agreement.

         C. In connection with the closing of the Loan, Borrower pledged to Prudential as collateral for the Loan, among other things, certain "Expansion Land" comprising a portion of the Property identified as CA0712430, 1051 N. Wineville Avenue, Ontario, California in Exhibit A to the Loan Agreement (the "Ontario Property"); such Expansion Land, consisting of approximately 5 acres of land, as more specifically described on Exhibit A attached hereto, is hereinafter referred to as the "Ontario Expansion Parcel" and the remaining portion of the Ontario Property hereinafter referred to as the "Remaining Property."

         D. Notwithstanding the requirements of Section 2.15(b) of the Loan Agreement for the release of Expansion Land, Borrower has requested Lender, the Certificateholders and the Servicer to amend the Loan Agreement and the applicable mortgage to release Lender's lien to the Ontario Expansion Parcel under the Loan Documents.

         E. Lender, the Certificateholders, and the Servicer are willing so to amend the Loan Agreement and the applicable mortgage upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lender, the Certificateholders and the Servicer hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement, as amended by this Amendment.

         2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below, (a) Section 2.15 of the Loan Agreement is hereby amended by releasing and deleting therefrom the Ontario Expansion Parcel, (b) Exhibit A of the Loan Agreement is hereby amended by deleting therefrom the Ontario Expansion Parcel, and (c) Schedule 1 of the Loan Agreement is hereby amended by deleting therefrom the Ontario Expansion Parcel. Notwithstanding the foregoing, the release of the Ontario Expansion Parcel shall not constitute a release of Borrower's indemnification obligations under the Loan Agreement or under the other Loan Documents as to any matters or claims which occurred or relate to any matters or claims which occurred on or before the Effective Date (as defined below) with respect to the Ontario Expansion Parcel and such obligations shall survive the release of the Ontario Expansion Parcel from the Property Pool.

         3. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender, the Certificateholders and Servicer that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

            (a) The representations and warranties of Borrower set forth in
         Article V of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

              (b) No Default or Event of Default has occurred and is continuing;

              (c) All of the Loan Documents are in full force and effect;

              (d) There are no existing rights, conditions or options to expand onto, to lease, or to purchase, all or any portion of the Ontario Expansion Parcel held by any tenant or any other party with an interest to the Remaining Property. All options, rights of first refusal or any other right to lease or purchase all or any portion of the Ontario Expansion Parcel, if any, held by any past or present tenant or any other person with an interest in the Ontario Property have either been terminated, waived or expired, such that the Ontario Expansion Parcel can be separated from the Remaining Property without any resulting adverse consequences to Lender.

              (e) The fair market value of all the Properties securing the Loan as of the Closing Date as listed on Schedule 1 to the Loan Agreement was $522,829,999, and, to Borrower's knowledge, the current fair market value of all the Properties currently securing the Loan as of the date hereof has not materially and adversely changed from the fair market values as of the Closing Date; and

              (f) The fair market value of the Ontario Expansion Parcel on the Closing Date of the Loan and the current fair market value of the Ontario Expansion Parcel as of the date hereof is not more than $1,125,000.

(Without limiting the scope of the term "Loan Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. Representations of Servicer to Lender and Certificateholders. Servicer hereby represents and warrants to Lender and the Certificateholders that the following are true and correct on the date of this Amendment:

              (a) To Servicer's knowledge, the outstanding principle balance of the Loan as of the date of this Amendment is Three Hundred Sixty-Two Million Seven Hundred Thirty-Five Thousand Nine Hundred Eight and 75/100 dollars ($362,735,908.75);

              (b) Servicer is not receiving any loan payments or fees from Borrower in connection with the release of the Ontario Expansion Parcel other than for amounts intended to reimburse Servicer for costs and expenses in handling the transaction; and

              (c) The release of the Ontario Expansion Parcel will not change the Servicer's payment expectations with respect to the Loan.

         5. Effective Date. The amendments effected by Paragraph 2 above shall become effective (the "Effective Date") upon satisfaction and receipt by Lender, the Certificateholders and Servicer of the following matters, each in form and substance satisfactory to Lender, the Certificateholders and Servicer:

              (a) This Amendment duly executed by Borrower, Lender, the Certificateholders and Servicer;

              (b) A First Amendment to and Partial Release of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit B hereto (the "Amendment to Deed of Trust"), duly executed by Lender and Borrower and appropriately notarized;

              (c) A First Amendment to and Partial Release of Assignment of Leases and Rents in the form of Exhibit C hereto (the "Amendment to Assignment of Leases"), duly executed by Lender and Borrower and appropriately notarized;

              (d) Agreement of Catellus Development Corporation and Plato REIT LLC, as guarantors under the Loan, in the form of Exhibit D hereto;

              (e) Evidence that the Remaining Property complies with all applicable zoning, land use and similar laws, rules, regulations and ordinances of all Governmental Authorities having or claiming jurisdiction thereover, and all other applicable laws, with each such determination assuming the separate ownership and operation of the Remaining Property from the Ontario Expansion Parcel;

              (f) Evidence that (1) all zoning and subdivision approvals of Governmental Authorities having jurisdiction as necessary to create legally identifiable tracts of real property, and separate tax and zoning lots for all real property taxes, have been granted in respect of the Remaining Property; and (2) from and after the release of the Ontario Expansion Parcel, no acts relating to development, further subdivision, construction or use on the Ontario Expansion Parcel can affect in any respect the compliance of the Remaining Property with all Governmental Rules;

              (g) Copies of all existing tenant leases and amendments thereto for the Ontario Property and a tenant estoppel certificate from each tenant thereunder certifying that the tenant has no options, rights of first refusal, or any other right to lease, expand, develop or purchase all or any portion of the Ontario Expansion Parcel, and that there are no conditions under the lease in which the tenant could in the future exercise an option, or any other right to lease, expand, develop or purchase all or any portion of the Ontario Expansion Parcel.

              (h) Evidence that, following the release of the Ontario Expansion Parcel, the Remaining Property shall have available to it all necessary utility and other services for the development, use, occupancy and operation of the Remaining Property, and adequate, free, unimpeded and unencumbered access for pedestrian and vehicular ingress and egress onto all adjacent public roads;

              (i) A survey of the Ontario Expansion Parcel and of the Remaining Property prepared by a registered land surveyor and containing a legal description of the Remaining Property;

              (j) A title endorsement to Lender's title insurance policy insuring the lien of the Mortgage encumbering the Remaining Property which shall provide, inter alia, that the lien and priority of the Mortgage on the Remaining Property, following the recordation of the Amendment to Deed of Trust in the Official Records of San Bernardino County, California, shall be unaffected as a result of the release of the Ontario Expansion Parcel;

              (k) An opinion of counsel (obtained at the expense of Borrower) to the effect that this Amendment and the release of the Ontario Expansion Parcel will not cause either the Lower-Tier REMIC or the Upper Tier REMIC (as such terms are defined in the Trust and Servicing Agreement) to fail to qualify as REMIC for federal income tax purposes;

              (l) Payment of all fees and expenses payable to Lender, the Certificateholders and Servicer, including all attorneys' fees and expenses;

              (m) Confirmation that the Amendment to Deed of Trust and the Amendment to Assignment of Leases have been recorded in the Official Records of San Bernardino County, California;

              (n) Confirmation from the Rating Agencies that the release of the Ontario Expansion Parcel will not result in a downgrade, qualification or withdrawal of the ratings of the securities held by the Certificateholders; and

              (o) Such other evidence as Lender, the Certificateholders and Servicer may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Loan Documents.

         6. Effect of this Amendment. On and after the Effective Date, each reference in the Loan Agreement and the other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby. Except as specifically amended above, (a) the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and
(b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender, the Certificateholders or Servicer, nor constitute a waiver of any provision of the Loan Agreement or any other Operative Document.

         7.   Miscellaneous.

              (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

              (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

              (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules as provided in Section 11.16 of the Loan Agreement.

         IN WITNESS WHEREOF, Borrower, Lender, the Certificateholders and Servicer have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                            CATELLUS FINANCE 1, L.L.C.,

                                     By: /s/ Ana M. Perez
                                        -------------------------------------
                                         Name: Ana M. Perez
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------

LENDER:                              LASALLE BANK NATIONAL ASSOCIATION,
                                     f/k/a LaSalle National Bank,
                                     as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through
                                     Certificates, Series 1998-1

                                     By: /s/ Brian D. Ames
                                        -------------------------------------
                                         Name: Brian D. Ames
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------

SERVICER:                            THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                     By: /s/ J. Michael Welborn
                                        -------------------------------------
                                         Name: J. Michael Welborn
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------

CERTIFICATEHOLDERS:                      THE PRUDENTIAL INSURANCE COMPANY
                                         OF AMERICA

                                         By:/s/ Richard D. Stewart
                                            ------------------------------------
                                            Name: Richard D. Stewart
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                   SCHEDULE I

                           LIST OF CERTIFICATEHOLDERS



                   The Prudential Insurance Company of America

                                    EXHIBIT A

                  LEGAL DESCRIPTION OF ONTARIO EXPANSION PARCEL


THE REAL PROPERTY SITUATED IN SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS
FOLLOWS:

                                    EXHIBIT B

    FORM OF FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING FOR RELEASE AND RECONVEYANCE OF ONTARIO
                                EXPANSION PARCEL

                                 See Attachment.

                                    EXHIBIT C

                   FORM OF FIRST AMENDMENT AND PARTIAL RELEASE
                        OF ASSIGNMENT OF LEASES AND RENTS

                                 See Attachment.

                                    EXHIBIT D

                        FORM OF REAFFIRMATION OF GUARANTY

                                 See Attachment.

   FIRST AMENDMENT TO SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Trustor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
 as trustee for the registered Holders of Prudential Mortgage Capital Company I,
               LLC, Commercial Mortgage Pass-Through Certificates,
                                 Series 1998-1,

                                 as Beneficiary

                          Dated as of January 11, 2001

 ------------------------------------------------------------------------------

                     County of San Bernardino (the "County")

                        State of California (the "State")

 ------------------------------------------------------------------------------

                              Record and Return to:

                            Prudential Capital Group
                            Mortgage Asset Management
                          Two Ravinia Drive, Suite 1400
                             Atlanta, GA 30346-2110
                            Attention: Sherry Hughes

   FIRST AMENDMENT TO, SUBSTITUION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

     THIS FIRST AMENDMENT TO, SUBSTITUTION OF TRUSTEE, AND PARTIAL RELEASE OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of January 11, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Trustor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Beneficiary"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

         A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Trustor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Beneficiary (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 28, 1998 as Document 19980458192 in the Official Records of San Bernardino County, California (the "Ontario Deed of Trust").

          B. As described in Section 2.15(a) of the Loan Agreement, the Ontario Deed of Trust encumbers, among other properties, expansion land comprising a portion of the Property identified as CA0712430, 1051 N. Wineville Avenue, Ontario, California (Pepsi/Ontario) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Ontario Expansion Land").

          C. Beneficiary and Trustor now desire to amend the Ontario Deed of Trust to release the Ontario Expansion Land from the lien of the Ontario Deed of Trust.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Beneficiary and Trustor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Substitution of Trustee and Partial Release of Property under Ontario Deed of Trust. Beneficiary hereby substitutes itself as trustee under the Ontario Deed of Trust in place of First American Title Insurance Company and hereby releases and discharges from the lien of the Ontario Deed of Trust that portion, and only that portion, of the real property and improvements encumbered by the Ontario Deed of Trust which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Ontario Deed of Trust shall remain encumbered by the Ontario Deed of Trust in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of San Bernardino County, California, each reference in the Loan Agreement to the Deed of Trust encumbering the property identified as CA0712430 (Pepsi/Ontario, CA) shall mean such Deed of Trust as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Ontario Deed of Trust and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary, nor constitute a waiver of any provision of the Loan Agreement, the Ontario Deed of Trust or any other Loan Document.

     4.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Ontario Deed of Trust.

                          [The signature page follows]

     IN WITNESS WHEREOF, Beneficiary and Trustor have caused this Amendment to be executed as of the day and year first above written.

                                        TRUSTOR:

                                        CATELLUS FINANCE 1, L.L.C.,
                                        a Delaware limited liability company



                                        By: ____________________________________
                                        Name:
                                        Title:


                                        BENEFICIARY:

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        f/k/a LaSalle National Bank,
                                        as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                                        By: The Prudential Insurance Company of
                                            America, as Servicer



                                        By: ____________________________________
                                        Name:         J. Michael Welborn
                                        Title:          Vice President

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                  CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS
FOLLOWS:

                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
 as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                   as Assignee

                          Dated as of January 11, 2001

 ------------------------------------------------------------------------------

                     County of San Bernardino (the "County")
                        State of California (the "State")

 ------------------------------------------------------------------------------

                              Record and Return to:

                            Prudential Capital Group
                            Mortgage Asset Management
                          Two Ravinia Drive, Suite 1400
                             Atlanta, GA 30346-2110
                            Attention: Sherry Hughes

                    FIRST AMENDMENT TO AND PARTIAL RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

     THIS FIRST AMENDMENT TO AND PARTIAL RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Amendment"), dated as of January 11, 2001, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

                  A. Reference is made to that certain loan agreement dated as of October 26, 1998 between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee (as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 28, 1998 as Document 19980458193 in the Official Records of San Bernardino County, California (the "Ontario Assignment of Leases").

                  B. As described in Section 2.15(a) of the Loan Agreement, the Ontario Assignment of Leases encumbers, among other properties, expansion land comprising a portion of the Property identified as CA0712430, 1051 N. Wineville Avenue, Ontario, California (Pepsi/Ontario) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Ontario Expansion Land").

                  C. Assignee and Assignor now desire to amend the Ontario Assignment of Leases to release the Ontario Expansion Land from the lien of the Ontario Assignment of Leases.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Partial Release of Property under Ontario Assignment of Leases. Assignee hereby releases and discharges from the lien of the Ontario Assignment of Leases that portion, and only that portion, of the real property and improvements encumbered by the Ontario Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof (the "Release Parcel"). All other "Property" described in and currently encumbered by the Ontario Assignment of Leases shall remain encumbered by the Ontario Assignment of Leases in accordance with the terms thereof.

     3. Effect of this Amendment. On and after the date this Amendment is recorded in the Official Records of San Bernardino County, California, each reference in the Loan Agreement to the Assignment of Leases and Rents encumbering the property identified as CA0712430 (Pepsi/Ontario, CA) shall mean such Assignment of Leases and Rents as amended hereby. Except as specifically amended above, (a) the Loan Agreement, the Ontario Assignment of Leases and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement, the Ontario Assignment of Leases or any other Loan Document.

     4. Miscellaneous.

        (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

        (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

        (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of California as provided in the Ontario Assignment of Leases.

                          [The signature page follows.]

     IN WITNESS WHEREOF, Assignee and Assignor have caused this Amendment to be executed as of the day and year first above written.

                                       ASSIGNOR:

                                       CATELLUS FINANCE 1, L.L.C.,
                                       a Delaware limited liability company


                                       By:
                                              __________________________________
                                       Name:
                                       Title:

                                       ASSIGNEE:

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       f/k/a LaSalle National Bank,
                                       as trustee for the
                                       registered Holders of
                                       Prudential Mortgage Capital
                                       Company I, LLC, Commercial
                                       Mortgage Pass-Through
                                       Certificates, Series 1998-1

                                       By:  The Prudential Insurance Company of
                                            America, as Servicer


                                            By:
                                                   _____________________________
                                            Name:       J. Michael Welborn
                                            Title:         Vice President

                 CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                 CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

             CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of ____________                            *** OPTIONAL SECTION ***
County of____________                           CAPACITY CLAIMED BY SIGNER
On this ________ day of _________, 2001,
before me,                                Through statute does not require the
_______________________________________,  Notary to fill in he data below,
     Name, title of Officer               doing so may prove invaluable o
                                          persons relying on the document

Personally appeared ___________________,  [_]   INDIVIDUAL
                    Name(s) of Signer(s)  [_]   CORPORATE OFFICERS(S)
                                          [_]   PARTNER(S)   [_]    LIMITED
                                                             [_]    GENERAL
[_] personally known to me - OR - [_]     [_]   ATTORNEY-IN-FACT
proved to me on the basis of              [_]   TRUSTEE(S)
satisfactory evidence to be the           [_]   GUARDIAN/CONSERVATOR
person(s) whose name(s) is/are            [_]   OTHER: _____________________
subscribed to the within instrument and
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.           SIGNER IS REPRESENTING:
                                          NAME OF PERSON(S) OR ENTITY(IES)

WITNESS my hand and official seal.

                                          __________________________________

_______________________________________
         SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT _____________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT ________________________________
SIGNER(S) OTHER THAN NAMED ABOVE ______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

THE REAL PROPERTY SITUATED IN SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS
FOLLOWS:

        AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION AND PLATO REIT, LLC

          This AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION AND PLATO REIT, LLC (this "Agreement") is made as of January 11, 2001, by and among CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Catellus"), PLATO REIT, LLC, a Delaware limited liability company ("Plato"), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 (the "Lender").

                                    RECITALS

          WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Borrower"), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the "Loan") in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Lender under the Loan (the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

          WHEREAS, Catellus, as original sole member of Borrower, transferred its membership interest in Borrower, consisting of one-hundred percent (100%) of the limited liability company interests in Borrower, to Plato pursuant to that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999, between Catellus and Plato; and

          WHEREAS, Catellus executed that certain Indemnity and Guaranty Agreement dated as of October 26, 1998 (the "Catellus Guaranty") and that certain Hazardous Substances Indemnity Agreement dated as of October 26, 1998 (the "Catellus Environmental Indemnity"), and Plato executed that certain Indemnity and Guaranty Agreement dated as of July 1, 1999 (the "Plato Guaranty") and that certain Hazardous Substances Indemnity Agreement dated as of July 1, 1999 (the "Plato Environmental Indemnity"), pursuant to which Catellus and Plato each agreed to guaranty payment and performance to Lender of certain obligations of Borrower under the Loan; and

          WHEREAS, Borrower has requested that Lender release certain expansion land located in San Bernardino County, California, pledged as collateral for the Loan, comprising a portion of the Property identified as CA0712430, 1051 N. Wineville Avenue, Ontario, California (Pepsi/Ontario) in Exhibit A to the Loan Agreement (such expansion land referred to herein as the "Ontario Expansion Parcel'), as described in and upon the terms and conditions set forth in that certain First Amendment to Loan Agreement dated of even date herewith by and among Borrower, Lender, the Certificateholders (as defined therein), and The Prudential Insurance Company of America, as servicer ("Servicer") (the "First Amendment to Loan Agreement"); and

          WHEREAS, as a condition to the release of the Ontario Expansion Parcel, Lender has required that Catellus and Plato consent to the release of the Ontario Expansion Parcel and to reaffirm each of their obligations under their respective guaranties.

          NOW, THEREFORE, to induce Lender to consent to the release of the Ontario Expansion Parcel and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Catellus and Plato each hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

                                    AGREEMENT

          1. Reaffirmation of Catellus Guaranty and Environmental Indemnity. Catellus hereby reaffirms its obligations under the Catellus Guaranty and the Catellus Environmental Indemnity (collectively, the "Catellus Guaranties"), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Catellus Guaranties. Catellus specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Catellus Guaranties are separate and distinct from Borrower's obligations under the Loan Agreement and the other Loan Documents and from Plato's obligations under the Plato Guaranty and the Plato Environmental Indemnity in favor of Lender.

          2. Reaffirmation of Plato Guaranty and Environmental Indemnity. Plato hereby reaffirms its obligations under the Plato Guaranty and the Plato Environmental Indemnity (collectively, the "Plato Guaranties"), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Plato Guaranties. Plato specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Plato Guaranties are separate and distinct from Borrower's obligations under the Loan Agreement and the other Loan Documents and from Catellus' obligations under the Catellus Guaranties in favor of Lender.

          3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws rules.

          4. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement of Catellus Development Corporation and Plato REIT, LLC, as of the day and year first above written.

                                       CATELLUS DEVELOPMENT CORPORATION, a
                                       Delaware corporation


                                       By:______________________________________
                                       Name:
                                       Title:


                                       PLATO REIT, LLC,
                                       a Delaware limited liability company


                                       By:______________________________________
                                       Name:
                                       Title:

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       f/k/a LaSalle National Bank, as trustee
                                       for the registered Holders of Prudential
                                       Mortgage Capital Company I, LLC,
                                       Commercial Mortgage Pass-Through
                                       Certificates, Series 1998-1

                                       By:  The Prudential Insurance Company of
                                            America, as Servicer

                                            By:_________________________________
                                            Name:
                                            Title:

                                        3